UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

Quarterly Schedule of Portfolio Holdings of

Registered Management Investment Company

Investment Company Act File Number: 811-22744

American Funds Corporate Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: May 31

Date of reporting period: February 28, 2015

Steven I. Koszalka

American Funds Corporate Bond Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Morgan, Lewis & Bockius LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Schedule of Investments

American Funds Corporate Bond FundSM
Investment portfolio
February 28, 2015
unaudited
Bonds, notes & other debt instruments 96.27% Corporate bonds & notes 84.32% Financials 19.82%	Principal amount (000)	Value (000)
American Campus Communities, Inc. 4.125% 2024	$400	$417
American Express Co., junior subordinated 4.90% (undated)[1]	300	300
American International Group, Inc. 4.50% 2044	300	322
Bank of America Corp. 4.00% 2025	250	253
BB&T Corp. 0.95% 2020[1]	275	276
BB&T Corp. 2.45% 2020	225	228
BNP Paribas 4.25% 2024	300	312
Citigroup Inc. 2.40% 2020	500	498
CME Group Inc. 5.30% 2043	175	216
Developers Diversified Realty Corp. 9.625% 2016	150	163
Developers Diversified Realty Corp. 7.50% 2017	200	223
Developers Diversified Realty Corp. 7.875% 2020	150	187
ERP Operating LP 4.50% 2044	300	322
Goldman Sachs Group, Inc. 3.50% 2025	300	304
Goodman Funding Pty Ltd. 6.375% 2020[2]	500	582
Hospitality Properties Trust 6.70% 2018	400	441
Hospitality Properties Trust 4.50% 2025	250	258
Intercontinentalexchange, Inc. 4.00% 2023	300	323
JPMorgan Chase & Co. 3.125% 2025	600	594
Leucadia National Corp. 5.50% 2023	110	114
Prologis, Inc. 4.25% 2023	500	537
Prudential Financial, Inc. 4.60% 2044	150	160
QBE Insurance Group Ltd. 2.40% 2018[2]	250	251
Rabobank Nederland 4.625% 2023	250	274
Scentre Group 2.375% 2019[2]	165	166
Scentre Group 3.50% 2025[2]	575	588
Select Income REIT 3.60% 2020	125	127
Select Income REIT 4.50% 2025	200	200
UnumProvident Finance Co. PLC 6.85% 2015[2]	204	212
WEA Finance LLC 2.70% 2019[2]	400	404
WEA Finance LLC 3.75% 2024[2]	390	403
Wells Fargo & Co. 2.15% 2020	300	300
Wells Fargo & Co. 3.00% 2025	300	300
		10,255
Consumer discretionary 15.13%
Amazon.com, Inc. 4.95% 2044	350	378
Bed Bath & Beyond Inc. 5.165% 2044	360	392
Carnival Corp. 3.95% 2020	300	318
CBS Corp. 2.30% 2019	500	498
Comcast Corp. 4.20% 2034	150	163
DaimlerChrysler North America Holding Corp. 1.375% 2017[2]	250	250
DaimlerChrysler North America Holding Corp. 2.25% 2020[2]	315	316
Dollar General Corp. 4.125% 2017	500	525
Ford Motor Credit Co. 1.684% 2017	500	501
Ford Motor Credit Co. 2.597% 2019	500	507
American Funds Corporate Bond Fund — Page 1 of 7

unaudited
Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Gannett Co., Inc. 6.375% 2023	$175	$191
Gannett Co., Inc. 5.50% 2024[2]	45	47
General Motors Co. 5.20% 2045	225	250
General Motors Financial Co. 3.25% 2018	250	256
General Motors Financial Co. 4.375% 2021	500	532
Marriott International, Inc., Series I, 6.375% 2017	325	358
NBC Universal Enterprise, Inc. 5.25% (undated)[2]	475	508
Scripps Networks Interactive, Inc. 3.90% 2024	400	419
Thomson Reuters Corp. 1.30% 2017	350	350
Thomson Reuters Corp. 5.65% 2043	200	241
Viacom Inc. 5.85% 2043	75	85
Viacom Inc. 5.25% 2044	225	240
Volkswagen Group of America Finance, LLC 1.25% 2017[2]	500	500
		7,825
Health care 14.78%
AmerisourceBergen Corp. 4.25% 2045	125	130
Bayer AG 2.375% 2019[2]	250	254
Bayer AG 3.375% 2024[2]	355	370
Becton, Dickinson and Co. 2.675% 2019	210	215
Becton, Dickinson and Co. 4.685% 2044	375	411
Celgene Corp. 3.625% 2024	150	157
Express Scripts Inc. 2.25% 2019	425	425
Gilead Sciences, Inc. 3.50% 2025	100	105
Gilead Sciences, Inc. 4.80% 2044	200	230
HCA Inc. 3.75% 2019	300	307
Humana Inc. 3.15% 2022	250	249
Laboratory Corporation of America Holdings 2.625% 2020	135	136
Laboratory Corporation of America Holdings 3.60% 2025	300	305
Laboratory Corporation of America Holdings 4.70% 2045	200	207
McKesson Corp. 4.883% 2044	300	345
Medtronic, Inc. 1.035% 2020[1,2]	500	505
Medtronic, Inc. 4.375% 2035[2]	210	229
Medtronic, Inc. 4.625% 2045[2]	350	397
Merck & Co., Inc. 2.75% 2025	400	399
Pfizer Inc. 4.40% 2044	100	110
Roche Holdings, Inc. 0.597% 2019[1,2]	500	501
Roche Holdings, Inc. 3.35% 2024[2]	350	368
Thermo Fisher Scientific Inc. 3.30% 2022	245	251
Thermo Fisher Scientific Inc. 4.15% 2024	500	538
WellPoint, Inc. 2.25% 2019	500	502
		7,646
Energy 10.55%
Chevron Corp. 1.365% 2018	395	395
Chevron Corp. 0.667% 2019[1]	650	655
Diamond Offshore Drilling, Inc. 4.875% 2043	425	372
Enbridge Inc. 4.00% 2023	200	203
Enbridge Inc. 4.50% 2044	200	187
EnLink Midstream Partners, LP 5.05% 2045	225	237
Enterprise Products Operating LLC 4.85% 2044	100	112
Kinder Morgan Energy Partners, LP 3.50% 2023	375	372
Kinder Morgan Energy Partners, LP 5.50% 2044	100	107
Kinder Morgan Finance Co. 5.05% 2046	200	203
American Funds Corporate Bond Fund — Page 2 of 7

unaudited
Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Kinder Morgan, Inc. 5.55% 2045	$250	$269
Peabody Energy Corp. 6.00% 2018	200	183
Petróleos Mexicanos 4.50% 2026[2]	650	666
Phillips 66 Partners LP 2.646% 2020	500	503
Transocean Inc. 3.80% 2022	400	311
Williams Companies, Inc. 4.55% 2024	95	93
Williams Partners LP 3.90% 2025	175	174
Williams Partners LP 5.40% 2044	175	183
Williams Partners LP 5.10% 2045	230	230
		5,455
Utilities 9.51%
American Electric Power Co. 2.95% 2022	200	201
Berkshire Hathaway Energy Co. 3.50% 2025	90	94
CMS Energy Corp. 4.875% 2044	125	145
Duke Energy Corp. 3.75% 2024	400	428
Entergy Corp. 4.70% 2017	250	264
Entergy Louisiana, LLC 3.78% 2025	250	263
MidAmerican Energy Co. 4.40% 2044	175	200
National Rural Utilities Cooperative Finance Corp. 2.00% 2020	120	119
Niagara Mohawk Power Corp. 3.508% 2024[2]	180	189
NV Energy, Inc 6.25% 2020	675	795
Pacific Gas and Electric Co. 4.30% 2045	150	165
PG&E Corp. 2.40% 2019	150	151
PSEG Power LLC 4.30% 2023	250	267
Puget Sound Energy, Inc., First Lien, 6.50% 2020	101	121
Puget Sound Energy, Inc., First Lien, 6.00% 2021	145	173
Puget Sound Energy, Inc., First Lien, 5.625% 2022	154	181
State Grid Overseas Investment Ltd. 1.75% 2018	325	322
Teco Finance, Inc. 5.15% 2020	750	839
		4,917
Consumer staples 8.26%
Altria Group, Inc. 2.625% 2020	450	457
Altria Group, Inc. 2.85% 2022	325	325
Altria Group, Inc. 4.00% 2024	200	215
Altria Group, Inc. 4.50% 2043	200	211
ConAgra Foods, Inc. 1.90% 2018	325	325
ConAgra Foods, Inc. 4.65% 2043	100	101
General Mills, Inc. 1.40% 2017	250	250
Kroger Co. 2.95% 2021	225	228
Philip Morris International Inc. 3.25% 2024	200	208
Philip Morris International Inc. 3.875% 2042	275	275
Reynolds American Inc. 4.75% 2042	100	102
Tyson Foods, Inc. 2.65% 2019	250	255
Tyson Foods, Inc. 3.95% 2024	300	318
Walgreens Boots Alliance, Inc. 2.70% 2019	500	509
Walgreens Boots Alliance, Inc. 4.80% 2044	150	164
WM. Wrigley Jr. Co 2.90% 2019[2]	325	332
		4,275
American Funds Corporate Bond Fund — Page 3 of 7

unaudited
Bonds, notes & other debt instruments Corporate bonds & notes (continued) Telecommunication services 2.63%	Principal amount (000)	Value (000)
Verizon Communications Inc. 5.15% 2023	$300	$344
Verizon Communications Inc. 6.40% 2033	800	1,016
		1,360
Materials 1.60%
FMG Resources 8.25% 2019[2]	175	166
Glencore Xstrata LLC 4.125% 2023[2]	125	128
Glencore Xstrata LLC 4.625% 2024[2]	250	263
Monsanto Co. 4.20% 2034	250	272
		829
Industrials 1.34%
AerCap Holdings NV 2.75% 2017[2]	150	151
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[3]	79	84
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[3]	121	136
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[3]	98	115
Nielsen Finance LLC and Nielsen Finance Co. 5.00% 2022[2]	200	205
		691
Information technology 0.70%
Apple Inc. 3.45% 2045	100	95
eBay Inc. 3.45% 2024	275	270
		365
Total corporate bonds & notes		43,618
U.S. Treasury bonds & notes 8.73% U.S. Treasury 5.73%
U.S. Treasury 1.25% 2020[4]	3,000	2,964
U.S. Treasury inflation-protected securities 3.00%
U.S. Treasury Inflation-Protected Security 0.125% 2024[5]	544	545
U.S. Treasury Inflation-Protected Security 0.25% 2025[5]	989	1,004
		1,549
Total U.S. Treasury bonds & notes		4,513
Bonds & notes of governments & government agencies outside the U.S. 1.84%
Bermuda Government 4.854% 2024[2]	750	792
United Mexican States Government Global 4.75% 2044	150	161
		953
Municipals 1.38%
State of Florida, Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2013-A, 2.995% 2020	700	715
Total bonds, notes & other debt instruments (cost: $48,462,000)		49,799

Short-term securities 3.29%	Principal amount (000)
NetJets Inc. 0.05% due 3/2/2015[2]	1,000	1,000
Precision Castparts Corp. 0.09% due 3/13/2015[2]	700	700
Total short-term securities (cost: $1,700,000)		1,700
Total investment securities 99.56% (cost: $50,162,000)		51,499
Other assets less liabilities 0.44%		228
Net assets 100.00%		$51,727
American Funds Corporate Bond Fund — Page 4 of 7

unaudited
Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average notional amount of interest rate swaps was $7,455,000 over the prior 11-month period.
Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional amount (000)	Unrealized appreciation (depreciation) at 2/28/2015 (000)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.789%	7/7/2019	$5,000	$55
Pay	LCH.Clearnet	3-month USD-LIBOR	2.7945	4/10/2024	2,500	(155)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.4865	11/14/2024	1,500	(52)
						$(152)

[1]	Coupon rate may change periodically.
[2]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $10,777,000, which represented 20.83% of the net assets of the fund.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $151,000, which represented .29% of the net assets of the fund.
[5]	Index-linked bond whose principal amount moves with a government price index.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
American Funds Corporate Bond Fund — Page 5 of 7

unaudited
Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts
When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The
American Funds Corporate Bond Fund — Page 6 of 7

unaudited
valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At February 28, 2015, all of the fund’s investments were classified as Level 2.
Federal income tax information	(dollars in thousands)

Gross unrealized appreciation on investment securities	$—
Gross unrealized depreciation on investment securities	—
Net unrealized appreciation on investment securities	—
Cost of investment securities	—

Key to abbreviations
Fin. = Finance
Rev. = Revenue
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-032-0415O-S42132	American Funds Corporate Bond Fund — Page 7 of 7

ITEM 2 – Controls and Procedures

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in our internal control over financial reporting during the quarter ended February 28, 2015, which were identified in connection with management's evaluation required by paragraph (d) of Rule 13a-15 and 15d-15 under the Exchange Act, that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting, other than as provided below.

Effective November 10, 2014, the American Funds Corporate Bond Fund’s investment adviser implemented a new accounting system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the American Funds Corporate Bond Fund’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS CORPORATE BOND FUND

By /s/ Andrew F. Barth
Andrew F. Barth, President and Principal Executive Officer

Date: April 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Andrew F. Barth
Andrew F. Barth, President and Principal Executive Officer

Date: April 28, 2015

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: April 28, 2015